Share-Based Compensation (Changyou 2008 Share Incentive Plan before Initial Public Offering, Share Awards to Other Employees, Restricted Share Units Activity) (Details) (Changyou's 2008 Share Incentive Plan before Initial Public Offering [Member], Class A restricted share units [Member], Certain key employees [Member], USD $)
In Thousands, except Per Share data, unless otherwise specified
12 Months Ended
Dec. 31, 2013
Changyou's 2008 Share Incentive Plan before Initial Public Offering [Member] | Class A restricted share units [Member] | Certain key employees [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Number of Units, Unvested, Beginning balance	81
Number of Units, Vested	(81)
Number of Units, Unvested, Ending balance	0
Number of Units, Expected to vest thereafter	0
Weighted-Average Grant-Date Fair Value, Unvested, Beginning balance	$ 8.00
Weighted-Average Grant-Date Fair Value, Vested	$ 8.00